                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2002


                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)



            NEVADA                                            84-1037630
(State or other jurisdiction of                            (I.R.S. employer
 incorporation or organization)                          identification number)


                         COMMISSION FILE NUMBER: 1-15587


                        200 BRICKSTONE SQUARE, SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  NOT APPLICABLE

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  NOT APPLICABLE

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         On November 11, 2002 Med Diversified (the "Company") announced that its majority owned subsidiary Tender Loving Care Health Care Systems, Inc. ("TLCS" or the "Debtor") filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of New York, (the "Bankruptcy Court") Case No. 02-88020. The Debtor remains in possession of their assets and properties, and management continues to operate their business as "debtor-in-possession" pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

         A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  NOT APPLICABLE

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  NOT APPLICABLE

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  NOT APPLICABLE

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      FINANCIAL STATEMENTS

                           NOT APPLICABLE

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           NOT APPLICABLE


                                       2

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                  (c)      EXHIBITS

                           99.1 Press release announcing TLCS petition for relief published November 11, 2002.

ITEM 8.           CHANGE IN FISCAL YEAR

                  NOT APPLICABLE

ITEM 9.           REGULATION FD DISCLOSURE

                  NOT APPLICABLE


                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MED DIVERSIFIED, INC.
                                                (Registrant)



Date: November 11, 2002                         By: /s/ Frank Magliochetti
                                                    -----------------------
                                                    Frank Magliochetti,
                                                    Chief Executive Officer


                                       4

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EXHIBIT INDEX


99.1 Press release announcing TLCS petition for relief published November 11, 2002.

                                       5